BLACKROCK EUROFUND

(the “Fund”)

Supplement dated May 23, 2024, to the

Summary Prospectuses and the Prospectuses of the Fund,

each dated October 27, 2023, as supplemented to date

Effective June 1, 2024, the following change is made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

BlackRock Advisors, LLC (“BAL”), the Fund’s investment adviser, has voluntarily agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 1.24% for Investor A Shares, 1.99% for Investor C Shares, 0.99% for Institutional Shares, 1.49% for Class R Shares and 0.94% for Class K Shares. This voluntary waiver may be reduced or discontinued at any time without notice.

Shareholders should retain this Supplement for future reference.

PR2-EURO-0524SUP